UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 11, 2012 (September 11, 2012)
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	1-8359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive offices)		(Zip Code)
(732) 938-1480
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 11, 2012, NJR Clean Energy Ventures (“NJRCEV”), a subsidiary of New Jersey Resources Corporation (“NJR”), announced its entry into the on-shore wind market with an $8.8 million investment to acquire an approximately 20 percent ownership position in OwnEnergy, Inc., a leading developer of mid-sized and community wind projects. NJRCEV announced the agreement in the press release dated
September 11, 2012, attached hereto as Exhibit 99.1 and incorporated by reference herein.

On September 11, 2012, New Jersey Resources Corporation (“NJR”) also published an Investor Fact Sheet entitled “Renewable Diversification: NJR Clean Energy Ventures Enters Wind Energy Business” attached hereto as Exhibit 99.2 and incorporated by reference herein.

Forward-Looking Statements
This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. NJR cautions readers that the assumptions forming the basis for forward-looking statements include many factors that are beyond NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. "Words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes,” “may,” “should” and similar expressions may identify forward-looking information and such forward-looking statements are made based upon management's current expectations and beliefs as of this date concerning future developments and their potential effect upon NJR. There can be no assurance that future developments will be in accordance with management's expectations or that the effect of future developments on NJR will be those anticipated by management.   Forward-looking information in this filing includes, but is not limited to, certain statements regarding NJR's expectations for NJRCEV's investment in OwnEnergy, NJR's overall renewable energy strategy and the expected annual contribution of NJRCEV to NJR's earnings.

NJR cautions persons reading this filing that the assumptions that form the basis for forward-looking statements contained herein include many factors that are beyond the NJR's ability to control or estimate precisely, such as estimates of future market conditions and the behavior of other market participants. The factors that could cause actual results to differ materially from NJR's expectations include, but are not limited to, risks associated with the NJR's investments in renewable energy projects, including the availability of regulatory and tax incentives, logistical risks and potential delays related to construction, permitting, regulatory approvals and electric grid interconnection, the availability of viable projects and NJR's eligibility for federal production tax credits (PTCs) and the nature of renewable portfolio standards in various jurisdictions. Additional information and other factors are contained in NJR's filings with the Securities and Exchange Commission (SEC), including NJR's Annual Reports on Form 10-K and subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other SEC filings, which are available at the SEC's web site, http:.//www.sec.gov. Information included in this filing is representative as of today only and while the Company periodically reassesses material trends and uncertainties affecting the Company's results of operations and financial condition in connection with its preparation of management's discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports filed with the Securities and Exchange Commission, the Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

Exhibit 99.1	Press Release Dated September 11, 2012
Exhibit 99.2	Investor Fact Sheet Dated September 11, 2012

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW JERSEY RESOURCES CORPORATION
Date: September 11, 2012	By:	/s/ Glenn C. Lockwood
Glenn C. Lockwood
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release Dated September 11, 2012
99.2	Investor Fact Sheet Dated September 11, 2012